SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                             SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
                           (Amendment No. )

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      FIRST KEYSTONE CORPORATION
        (Exact name of registrant as specified in its Charter)


        _______________________________________________________
          (Name of Person(s) Filing Proxy Statement if other
                           than Registrant)


Payment of Filing Fee (check the appropriate box):

[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
     14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(1)(3)

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11

[X]  No Fee Required


1)  Title of each class of securities to which transaction applies:

    _______________________________________________________

2)  Aggregate number of securities to which transaction applies:

    ________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ________________________________________________________

4)  Proposed maximum aggregate value of transaction:

    ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration No.:

    3)  Filing party:

    4)  Date filed:

_____________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

<FIRST KEYSTONE CORPORATION LOGO - 1K>     First Keystone Corporation

                                                 111 West Front Street
                                          Berwick, Pennsylvania  18603




                            March 28, 2000









DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 2000 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 18, 2000, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes:

          (Bullet)  The election of 4 Class A Directors; and
          (Bullet) The ratification of the selection of the independent auditors for 2000.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                                  Sincerely,



                                  /s/ J. Gerald Bazewicz
                                  J. Gerald Bazewicz
                                  President

                            Proxy Statement
                           Table of Contents
                          __________________


                                                                Page

General Information                                             2
   Introduction, Date, Time and Place of Annual Meeting         2

Voting Procedures                                               2
   Solicitation and Voting of Proxies                           2
   Revocability of Proxy                                        2
   Voting Securities, Record Date and Quorum                    3
   Vote Required for Approval                                   3

Principal Beneficial Owners of the Corporation's Stock          3
   Principal Owners                                             3
   Beneficial Ownership by Officers, Directors and Nominees     4

Proposal No. 1: Election of Directors                           6

Information as to Nominees and Directors                        6
   Directors                                                    7
   Committees of the Board of Directors                         8
   Procedures for Nominating Directors                          9
   Compensation of Directors                                    9

Section 16(A) Beneficial Ownership Reporting Compliance         9

Board Compensation Committee Report on
   Executive Compensation                                       10
   Base Salary                                                  10
   Cash Bonuses                                                 10
   Long-Term Incentives                                         11

Executive Compensation                                          11
   Aggregated Stock Option Exercises                            12
   401(k) Plan                                                  13
   Supplemental Employee Retirement Plan                        13
   Other Executive Benefits                                     13

Certain Relationships and Related Transactions                  15

Principal Officers of the Corporation                           16

Principal Officers of the Bank                                  16

Legal Proceedings                                               17

Proposal No. 2: Ratification of Independent Auditors            17

Shareholder Proposals                                           18

Other Matters                                                   18

                      FIRST KEYSTONE CORPORATION


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON APRIL 18, 2000


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of FIRST KEYSTONE CORPORATION will be held at 10:00 a.m., Eastern
Daylight Time, on Tuesday, April 18, 2000, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick,
Pennsylvania 18603, for the following purposes:

     1. To elect 4 Class A Directors to serve for a three-year term and until their successors are properly elected and qualified;

     2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the year ending December 31, 2000; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the by-laws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 14, 2000, and only those shareholders may vote at the Annual Meeting and any adjournment.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 1999, is being mailed with this Notice. Copies of the corporation's Annual Report for the 1998 fiscal year may be obtained at no cost by contacting J. Gerald Bazewicz, President, 111
West Front Street, Berwick, Pennsylvania 18603, telephone:  (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage-prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                            By Order of the Board of Directors,



                            /s/ J. Gerald Bazewicz
                            J. Gerald Bazewicz, President



March 28, 2000

        PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
      OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 18, 2000


                                GENERAL


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     FIRST KEYSTONE CORPORATION, a Pennsylvania business corporation and registered bank holding company, is furnishing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the corporation to be held on Tuesday, April 18, 2000, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603, and at any adjournment or postponement of the Annual Meeting.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is a wholly-owned subsidiary of the corporation and its sole subsidiary. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March 28, 2000.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

     (Bullet) FOR the election of the nominees for Class A Director named below, and
     (Bullet) FOR the ratification of the selection of J. H. Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2000.

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation of such intent.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, certain directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

     (Bullet)  By giving written notice of revocation to John L.
               Coates, Secretary of First Keystone Corporation, at 111 West Front Street, Berwick, Pennsylvania, 18603;
     (Bullet) By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or


Page 2                                    First Keystone Corporation

     (Bullet) By voting in person after giving written notice to the Secretary of the corporation, in person or at the above address.

VOTING SECURITIES, RECORD DATE AND QUORUM

     At the close of business on March 14, 2000, the corporation had outstanding 2,833,727 shares of common stock, par value $2.00 per share, the only issued and outstanding class of stock. The corporation also had 100,000 shares held in treasury as issued but not outstanding shares as of that date. The corporation has 500,000 shares of preferred stock, par value $10.00 per share, authorized. As of March 14, 2000, no shares of preferred stock were issued.

     Only shareholders of record as of the close of business on March 14, 2000, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock outstanding on the record date.

     Pennsylvania law and the by-laws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter. The corporation will not count broker non-votes in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS

     Assuming the presence of a quorum, the 4 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.


        PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of March 14, 2000, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.


Proxy Statement                                           Page 3


                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
    ________________                 _____________       __________________
Berbank                               341,494 <F2>                12.05%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                        190,397 <F3>                 6.72%
323 West Fourth Street
Nescopeck, PA  18635

Robert J. Wise                        167,082 <F4>                 5.90%
115 West Third Street
Berwick, PA  18603

Frederick E. Crispin, Jr.             148,617 <F5>                 5.24%
3 Cedarbrook Terrace
Princeton, NJ  08540

____________________
<FN
<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the
General Rules and Regulations of the Securities and Exchange Commission and
may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March
14, 2000.  Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 285,886 shares and as fiduciary with shared voting and dispositive power over 55,608 shares. Total does not include 31,027 shares held by the Trust
Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power FOR the election of the nominees for director named below and FOR the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 133,957 shares held individually by Mr. Bull, 1,995 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 3,850 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Estate of Sara Bull in which Mr. Bull is executor.

<F4>
Includes 147,321 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.

<F5>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 124,659 shares held by the Frederick E.
Crispin Sr. Trust in which Mr. Crispin is trustee and has sole voting authority.



BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth as of March 14, 2000, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors and nominees of the corporation as a group. All shares are individually owned by the reporting person unless otherwise indicated.


Page 4                                    First Keystone Corporation



Name of Individual                     Amount and Nature of       Percent
or Identity of Group                   Beneficial Ownership        of Class
                                             <F1> <F2>             <F3>
____________________                    __________________         _______

Nominees for Class A Directors
(to serve until 2003)
And Current Class A Director

Budd L. Beyer                             37,932                  1.34%
Frederick E. Crispin, Jr.                148,617 <F4>             5.24%
Jerome F. Fabian                          15,814 <F5>             --
Robert J. Wise                           167,082 <F6>             5.90%

Class B Directors
(to serve until 2001)

John E. Arndt                              4,992 <F7>             --
J. Gerald Bazewicz                        15,085 <F8>             --
Robert E. Bull                           190,397 <F9>             6.72%

Class C Directors
(to serve until 2002)

John L. Coates                             7,729 <F10>            --
Dudley P. Cooley                           4,293                  --
Stanley E. Oberrender                      4,791                  --

All Officers, Directors and              601,913                 21.24%
Nominees as a Group
(11 Persons in Total)

____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 14, 2000. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 124,659 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is trustee and has sole voting authority.

<F5>
Includes 500 shares held individually by Mr. Fabian, 6,440 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, 7,286 shares held jointly with his spouse, and 1,588 shares held by Tile Distributors of America, Inc. of which Mr. Fabian is 100% owner.

<F6>
Includes 147,321 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.

<F7>
Includes 3,815 shares held individually by Mr. Arndt, 447 shares held individually by his spouse, and 730 shares held by Arndt Insurance Profit Sharing.

<F8>
Includes 7,519 shares held individually by Mr. Bazewicz, 2,010 shares held jointly with his spouse, 566 shares held individually by his spouse, 660 shares held jointly with his children, and 330 shares held as custodian for the benefit of his children and 4,000 shares which may be purchased upon the exercise of stock options.


  Proxy Statement                                           Page 5




<F9>
Includes 133,957 shares held individually by Mr. Bull, 1,995 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 3,850 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Estate of Sara Bull in which Mr. Bull is executor.

<F10>
Includes 5,433 shares held individually by Mr. Coates and 2,296 shares held jointly with his spouse.



             PROPOSAL NO. 1: ELECTION OF CLASS A DIRECTORS

     The by-laws of the corporation provide that its Board of Directors shall manage the corporation's business. Sections 10.2 and
10.3 of the By-laws provide that the number of directors on the Board shall not be less than 7 nor more than 25 and that the Board of Directors shall be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 may serve as director with the exception of Messrs. Beyer, Bull, Crispin, and Wise. Section 11.1 of the by-laws requires that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board and each person so appointed shall serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the by-laws provides for a classified Board of Directors with staggered three-year terms of office. Accordingly, at the 2000 Annual Meeting of Shareholders, 4 Class A Directors shall be elected to serve for a three-year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class A Directors to serve as Class A Directors for the next three-year term of office. The nominees for re-election this year are as follows:

       (Bullet)  Budd L. Beyer, director since 1983
       (Bullet)  Frederick E. Crispin Jr., director since 1983
       (Bullet)  Jerome F. Fabian, director since 1998, and
       (Bullet)  Robert J. Wise, director since 1983

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 4 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee by the Board of Directors of the corporation. A majority of the directors of the corporation in office may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director shall serve until the expiration of the term of the class of directors to which he or she was appointed.

     The Articles of Incorporation of the corporation provide that cumulative voting rights shall not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.


Page 6                                    First Keystone Corporation


               INFORMATION AS TO NOMINEES AND DIRECTORS

     The following table contains certain information about the nominees and directors of the corporation. These individuals also serve as directors of The First National Bank of Berwick.


                                          Principal Occupation
                             Age as         for Past 5 Years       Director
Name and                     of           and Position Held         Since
Current                   March 14,         with Corporation      Corporation
Committees                  2000               and Bank             /Bank
__________                  _______         ________________       ________
(Numbers refer to
committee listing
below table)


         NOMINEES FOR CLASS A DIRECTOR WHOSE TERM EXPIRES IN 2003
                                    AND
           CURRENT CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2000

Budd L. Beyer               72       Investor                    1983/1976
Committees 1,2,4,7

Frederick E. Crispin, Jr.   68       Retired, former             1983/1964
Committees 1,2,3,5                   financial consultant

Jerome F. Fabian            57       President and sole          1998/1998
Committees 3,5                       shareholder, Tile
                                     Distributors of
                                     America, Inc.

Robert J. Wise              70       Retired, former             1983/1967
Committees 1,2,4,7,8                 investor; Vice
                                     Chairman of the
                                     corporation and
                                     the bank


               CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2001


John E. Arndt               38       Insurance Broker,           1995/1995
Committees 2,3,4,8                   Owner of Arndt
                                     Insurance Agency
                                     (general insurance
                                     agency)

J. Gerald Bazewicz          51       President and Chief         1986/1986
Committees 1,2,3,4,                  Executive Officer
5,7,8                                of the corporation
                                     and the bank

Robert E. Bull              77       Attorney and Partner,       1983/1956
Committees 1,4,5,6,                  Bull, Bull & Knecht,
7,8                                  LLP; Chairman of the
                                     corporation and the
                                     bank


  Proxy Statement                                           Page 7





               CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2002

John L. Coates              63       President and sole          1987/1987
Committees 1,3,5,6,7                 shareholder, Tri-
                                     County Hardware Inc.;
                                     Secretary of the
                                     corporation
                                     and the bank

Dudley P. Cooley            61       Personal Financial          1987/1987
Committees 3,5,6,7                   Consultant;
                                     Former Controller,
                                     Wise Foods, Borden,
                                     Inc. (Snack food
                                     processor)

Stanley E. Oberrender       58       Owner, Suntex               1987/1987
Committees 3,4,6,7,8                 (Dry cleaning)

____________________


     Committee 1 - Executive Committee This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular meetings of the Board of Directors. This committee did not meet in 1999.
     Committee 2 - Trust Committee This committee ensures that all trust activities of the Bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy. This committee met 12 times in 1999.

     Committee 3 - Asset/Liability Committee This committee reviews asset/liability committee reports and provides support and discretion in managing the Bank's net interest income, liquidity, and interest rate sensitivity positions. This committee met 4 times in 1999.

     Committee 4 - Marketing Committee This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the Bank relative to plans. This committee met 4 times in 1999.

     Committee 5 - Loan Administration Committee This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy. This committee met 4 times in 1999.

     Committee 6 - Audit Committee This committee recommends the appointment of the independent certified public accountant to examine the affairs of the Bank. Also, the committee reviews findings of the auditor and ensures an independent, effective audit function. This committee met 2 times in 1999.

     Committee 7 - Human Resources Committee This committee helps ensure that a sound human resources management system is developed and maintained. This committee also acts as the Compensation Committee for non-executive officers and employees. This committee met 1 time in 1999.

     Committee 8 - Building Committee This committee makes recommendations to the Board relating to the Bank's physical assets, including both current and proposed physical assets. This committee did not meet in 1999.



     The above listed committees are committees of the bank and not of the corporation. The Board of Directors of the corporation has at present no standing committees.


Page 8                                    First Keystone Corporation

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 1999, the bank's Board of Directors held 25 meetings and the corporation's Board of Directors held 5 meetings. Each of the Directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Board of Directors and the committees of which he is a member, except Stanley
E. Oberrender who attended 71% of all combined meetings.

PROCEDURES FOR NOMINATING DIRECTORS

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with Section 10.1 of the corporation's By-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in Section 10.1

COMPENSATION OF DIRECTORS

     During 1999, the corporation's Board of Directors received $400.00 for each director's attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $400.00 for each directors' meeting attended. Non-employee directors received a $4,000.00 retainer and $200.00 for each committee meeting attended. All directors received a bonus of $1,000.00. In addition, Chairman Bull received an annual stipend of $1,000.00 and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750.00. In the aggregate, the Board of Directors received $170,900.00 for all Board of Directors' meetings and committee meetings attended in 1999, including all fees, bonuses, and stipends paid to all directors in 1999.


                  SECTION 16(A) BENEFICIAL OWNERSHIP
                         REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership of the corporation's common stock and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 1999, through December 31, 1999, its officers and directors were in compliance with all filing requirements applicable to them.


Proxy Statement                                           Page 9

                  BOARD COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

     The basic mission of the corporation's executive compensation policy is to provide executives of First Keystone Corporation's subsidiary, The First National Bank of Berwick, with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. The Board of Directors serves as the Compensation Committee for the bank and develops the bank's and the corporation's executive compensation policy, with guidance from the Human Resources Committee. The four components of the total compensation package are:

                    (Bullet)  Base salary
                    (Bullet)  Regular employee bonus
                    (Bullet)  Senior management bonus
                    (Bullet)  Long-term incentives

BASE SALARY

     The Board of Directors determines compensation for executive officers of The First National Bank of Berwick with guidance from the Human Resources Committee. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history. For the base salary paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. No particular weight is assigned to any of the foregoing individual performance factors. The executive compensation established by the Board of Directors is based on its overall subjective assessment of the value of the services provided by each executive officer with consideration to the performance factors discussed in this paragraph and peer group compensation information.

     The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in this proxy statement. The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. This group of Pennsylvania banking organizations bears no direct relationship to those banking organizations represented in the performance graph.

     The Board of Directors established Mr. Bazewicz's base salary, not including director fees, at $131,000 in 1999 and increased his salary to $138,500 effective January 1, 2000. This placed Mr. Bazewicz's base compensation at approximately the median base compensation of chief executive officers of comparable bank holding companies, as reflected in the peer group compensation data reviewed by the Board of Directors.

CASH BONUSES

     The cash bonuses serve as short-term incentives which align executive pay with the annual performance of the corporation. The regular employee bonus program is for all employees, including executives. It is based solely on the corporation's return on equity for the year. The bonus has averaged between 5.0% and 8.7% of each employee's salary for the past five years. The senior management bonus provides further short-term incentive for senior executives of the corporation. This bonus is earned through the achievement of overall annual earnings objectives. Both bonus programs help to align management's interests with those of shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management.


Page 10                                   First Keystone Corporation

LONG-TERM INCENTIVES: STOCK OPTIONS

     The Board of Directors believes that stock option awards under the First Keystone Corporation's 1998 Stock Incentive Plan provide a vehicle for long-term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long-term shareholder value. Under the Stock Incentive Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to such awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issue and expire ten years from the date of the grant. On September 28, 1999, the corporation granted 12,000 incentive stock options under the plan, which are not exercisable until March 28, 2000. The average per share exercise price is $26.25, which was not less than the full market value of the shares as of September 28, 1999. The total number of shares which may be issued under the plan is 100,000.


                          BOARD OF DIRECTORS

Robert E. Bull, Chairman               Budd L. Beyer
Robert J. Wise, Vice Chairman          Dudley P. Cooley
J. Gerald Bazewicz, President          Frederick E. Crispin, Jr.
John L. Coates, Secretary              Jerome F. Fabian
John E. Arndt                          Stanley E. Oberrender


                        EXECUTIVE COMPENSATION

     The table below shows information concerning the annual and long-term compensation for services rendered in all capacities to the corporation and the bank for the fiscal years ended December 31, 1999, 1998, and 1997 of those persons who were:

     (Bullet)  the Chief Executive Officer during 1999, and
     (Bullet) the other 4 most highly compensated executive officers of the corporation and the bank whose total annual salary and bonus exceeded $100,000 at December 31, 1999.


                        SUMMARY COMPENSATION TABLE


                                                Annual Compensation


         (a)                  (b)        (c)             (d)          (e)
                                                                               Other
                                                                              Annual
   Name and                                                                  Compen-
   Principal                            Salary          Bonus        sation
    Position                Year       ($) <F1>        ($) <F2>      ($)


J. Gerald Bazewicz             1999       141,400        29,290         0
President and CEO              1998       133,500        24,720         0
of the Corporation             1997       126,800        27,972         0
and the Bank

David R. Saracino              1999        86,000        20,086         0
Treasurer and                  1998        81,500        16,712         0
Assistant Secretary            1997        77,500        19,286         0



                                 Long-Term Compensation

                                    Awards                         Payouts

                               (f)           (g)        (h)         (i)

                             Restricted                           All Other
    Name and                   Stock      Options/    LTIP         Compen-
   Principal                 Award(s)       SARs      <F5>         sation
    Position                    ($)         <F3>      Payouts       ($)
                                           (#) <F4>    ($)         <F6>


J. Gerald Bazewicz                0         2,000         0         44,648
President and CEO                 0         2,000         0         42,474
of the Corporation                0             0         0         38,675
and the Bank

David R. Saracino                 0         1,000         0         42,276
Treasurer and                     0         1,000         0         40,010
Assistant Secretary               0             0         0         35,924

____________________


  Proxy Statement                                          Page 11




<F1>
Amounts shown for Mr. Bazewicz consist of base salary and fees paid for attendance at Board of Directors meetings of $10,400 in 1999, $10,000 in 1998, and $9,800 in 1997.

<F2>
Bonus information is reported by the year in which earned.

<F3>
Stock Appreciation Rights.

<F4>
Options granted in September 1999 pursuant to First Keystone Corporation's 1998 Stock Incentive Plan.

<F5>
Long-Term Incentive Plan Option Awards.

<F6>
Amounts shown for Mr. Bazewicz include contributions to the Bank's 401(k) Plan of $15,933 for 1999, $15,828 for 1998, and $15,872 for 1997, and
accrual for the Bank's Supplemental Employee Retirement Plan (SERP) of $28,715 in 1999, $26,646 in 1998 and $22,803 in 1997. Amounts shown for
Mr. Saracino include contributions to the Bank's 401(k) Plan of $10,573 for 1999, $10,591 for 1998, and $10,749 for 1997, and accrual for the Bank's Supplemental Employee Retirement Plan (SERP) of $31,703 in 1999, $29,419 in 1998, and $25,175 in 1997.



                STOCK OPTION GRANTS IN FISCAL YEAR 1999

     Stock options were granted to executive officers and other employees during fiscal year ended December 31, 1999. All options were granted under the First Keystone Corporation 1998 Stock Incentive Plan. The table shows information about such grants to the named officers:


                             INDIVIDUAL GRANTS


      (a)                            (b)                    (c)
                                  Number of              % of Total
                                     shares              Options
                                   underlying            Granted to
                                   Options               Employees
                                   Granted in           in Fiscal
    Name                       Fiscal Year <F1>            Year
    ____                        ______________           ________
J. Gerald Bazewicz                     2,000              16.67%
President and CEO

David R. Saracino                      1,000               8.33%
Treasurer and
Assistant Secretary







                                 (d)            (e)              (f)
                                                               Potential
                                                              Realizable
                                                               Value at
                                                                Assumed
                                                             Annual Rates
                               Exercise                         of Stock
                              or Base                         Appreciation
                               Price        Expiration        for Option
     Name                       ($/Sh)        Date              Term
                                                            5%($)   10%($)
     ____                      _____         ________      _____    _____
J. Gerald Bazewicz                26.25     9/28/09          33,000  83,660
President and CEO

David R. Saracino                 26.25     9/28/09          16,500  41,830
Treasurer and
Assistant Secretary

____________________

<F1>
The options were granted under the First Keystone Corporation's 1998 Stock Incentive Plan on September 28, 1999, and are not exercisable until March 28, 2000.



AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END OPTION VALUES

     No options were exercised in fiscal year 1999. Mr. Bazewicz had an option for 2,000 shares and Mr. Saracino had an option for 1,000 shares which were exercisable as of the end of Fiscal Year 1999 at a price of $33.50 per share.


Page 12                                   First Keystone Corporation

401(K) PLAN

     The corporation does not have a retirement or pension plan. The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match employee deferrals to the plan not to exceed 3% of their respective eligible compensations. Additionally, the bank may make a discretionary contribution annually to the plan, which when combined with the employee's deferral and bank's matching contributions, cannot exceed 15% of total eligible compensation. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement. Contributions reflected as expense under this plan in 1999 and 1998 were:


                                                    1999          1998
                                                    ____          ____
Matching contribution to savings plan                $ 75,725      $ 67,377
Contribution to profit sharing plan                   193,481       167,497
                                                      _______       _______
   Total Expense                                     $269,206      $234,874



     Of the $269,206 total expenses during 1999, $42,740 was credited among the individual accounts of the 4 most highly compensated executive officers of the bank. Of the $42,740, Mr. Bazewicz was credited with $15,933 and Mr. Saracino with $10,573 and each has been a member of the plan for 14 years.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 4 of the bank's executive officers, Mr. Bazewicz, Mr. Saracino, Mr. Bodle, and Mrs. Rishkofski. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of either 60 years or 62 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th or 62nd birthday in the amounts indicated below.

     The salary continuation agreement allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement. The retirement benefit under the salary continuation plan for Messrs. Bazewicz, Saracino, Bodle, and Mrs. Rishkofski will be $3,750 per month, $2,333 per month, $1,750 per month, and $417 per month, respectively. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. No benefit shall be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.

OTHER EXECUTIVE BENEFITS

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Board Compensation Committee Report above. The corporation also maintains a bonus program for employees and for senior management, which is also described above in the Board Compensation Committee Report.


Proxy Statement                                           Page 13

     The bank has obtained term life insurance, designating the bank as the beneficiary, on the life of each participating executive officer in an amount which is intended to cover the bank's obligation until the expense for the plan is fully accrued, based upon certain actuarial assumptions. In 1999, the Bank expensed $80,996 for the accrual of the salary continuation plan for the four executive officers. In addition, $6,008 was paid to cover the year's premium on the term insurance policies.


                           PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the corporation's common stock during the period December 31, 1994, through and including December 31, 1999, with

     (Bullet) the cumulative total return on the SNL Securities Corporate Performance Index <F1> for banks with less than $500 million in total assets in the Middle Atlantic area <F2>, and
     (Bullet) the cumulative total return for all United States stocks traded on the NASDAQ Stock Market.

     The comparison assumes $100 was invested on December 31, 1994, in the corporation's common stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

(Performance Graph omitted)

(The following is a description of the performance graph in tabular format)


                      FIRST KEYSTONE CORPORATION
                       Total Return Performance


                                     Period Ending

                                       12/31/94     12/31/95   12/31/96

First Keystone Corporation             100.00       110.02     144.77
NASDAQ - Total US                       100.00     141.33       141.33
SNL <$500M Bank Index                   100.00     136.80       176.08


                                     Period Ending

                                       12/31/97     12/31/98   12/31/99

First Keystone Corporation             273.07       473.46     302.45
NASDAQ - Total US                       213.07     300.25       542.43
SNL <$500M Bank Index                   300.16     274.06       253.69

__________________


Page 14                                   First Keystone Corporation

[FN]
<F1>
SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

<F2>
The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey, New York, the District of Columbia and Puerto Rico.



            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than described below, there have been no material transactions between the corporation and the bank, nor any material transactions proposed, with any director or executive officer of the corporation and the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Mr. Bull is a partner, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 1999, to the corporation's and the bank's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $1,708,323 or approximately 5.82% of the total equity capital of the bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 1999 to officers and directors of the corporation and the bank as a group was $2,042,943. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 1, 2000, to the above described group was $1,683,854.


Proxy Statement                                           Page 15

                 PRINCIPAL OFFICERS OF THE CORPORATION

     The following table shows selected information about the principal officers of the corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                                                        Age
                                                           Number      as of
                                       Corporation       of Shares      March
                               Held       Employee     Beneficially     14,
 Name and Position             Since       Since           Owned       2000


Robert E. Bull              1983        <F1>        190,397 <F2>      77
Chairman of the Board

Robert J. Wise              1996        <F1>        167,082 <F2>      70
Vice Chairman of the Board

J. Gerald Bazewicz          1987        1973         15,085 <F2>      51
President and Chief
Executive Officer

John L. Coates              1995        <F1>          7,729 <F2>      63
Secretary

David R. Saracino           1983        1972          5,181 <F3>      55
Treasurer
____________________

<F1>
Messrs. Bull, Wise, and Coates are not employees of the corporation.

<F2>
For information on specific nature of ownership, please refer to "Beneficial Ownership by Officers, Directors and Nominees".

<F3>
Includes 2,383 shares of common stock held individually by Mr. Saracino, 798 shares of common stock held jointly with his spouse, and 2,000 shares which may be purchased upon the exercise of stock options.



Page 16                                   First Keystone Corporation

                    PRINCIPAL OFFICERS OF THE BANK

     The following table presents selected information about the principal officers of the bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:



                                Office and Position                Held
   Name                            with the Bank                   Since

Robert E. Bull             Chairman of the Board                 1981

Robert J. Wise             Vice Chairman                         1996
                           of the Board

J. Gerald Bazewicz         President and CEO                     1987

John L. Coates             Secretary                             1995

David R. Saracino          Vice President,                       1983
                           Cashier and
                           Assistant Secretary

Leslie W. Bodle            Vice President and                    1985
                           Trust Officer

Sally A. Rishkofski        Vice President                        1997




                                                  Number of
                                   Bank              Shares        Age as of
                                  Employee       Beneficially      March 14,
   Name                           Since             Owned             2000

Robert E. Bull                  <F1>           190,397 <F2>         77

Robert J. Wise                  <F1>           167,082 <F2>         70

J. Gerald Bazewicz              1973            15,085 <F2>         51

John L. Coates                  <F1>             7,729 <F2>         63

David R. Saracino               1972             5,181 <F3>         55

Leslie W. Bodle                 1985             4,915 <F4>         52

Sally A. Rishkofski             1964             2,507 <F4>         60

____________________

<F1>
Messrs. Bull, Wise, and Coates are not employees of the bank.

<F2>
For information on specific nature of ownership, please refer to "Beneficial Ownership by Officers, Directors and Nominees".

<F3>
For information on specific nature of ownership, please refer to "Principal Officers of the Corporation" above.

<F4>
Includes 2,000 shares which may be purchased upon the exercise of stock options.




                           LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party or to which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.


         PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18705, as the corporation's independent auditors for its 2000 fiscal


Proxy Statement                                           Page 17
year.  The Board proposes that shareholders ratify this selection.  J.
H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 1999 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2000 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2000 fiscal year. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2000.


                             ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 1999, is enclosed with this Proxy Statement. Additional copies of the Annual Report may be obtained by contacting
J. Gerald Bazewicz, President, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671. We furnish the Annual Report to shareholders for their information, it is not incorporated in this Proxy Statement.


                         SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's Proxy Statement for its 2001 Annual Meeting of Shareholders must deliver such proposal in writing to the President of First Keystone Corporation at its principal executive offices, 111 West Front Street, Berwick, Pennsylvania 18603, not later than Tuesday, November 28, 2000. Also, if the corporation does not receive by February 11, 2001, notice of a shareholder proposal that is not to be included in the corporation's Proxy Statement, the proxy holders at the 2001 Annual Meeting may vote on the proposal at their discretion.


                             OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on such matters as they determine to be in the best interest of the corporation.


                        ADDITIONAL INFORMATION

     Any shareholder may obtain a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 1999, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission, without change, by submitting a written request to David R. Saracino, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.


Page 18                                   First Keystone Corporation

                      FIRST KEYSTONE CORPORATION

                                 PROXY

     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 18, 2000
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints and William Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 18, 2000, at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   PROPOSAL #1:  ELECTION OF CLASS A DIRECTORS TO SERVE FOR A
     THREE-YEAR TERM

            Budd L. Beyer         Frederick E. Crispin, Jr.
            Jerome F. Fabian      Robert J. Wise

[  ] FOR all nominees listed            [  ] WITHHOLD AUTHORITY
     above (except as marked                 to vote for all
     to the contrary below)                  nominees listed above

(INSTRUCTION: IF YOU WISH TO WITHHOLD THE PROXIES' AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR DIRECTOR LISTED ABOVE, WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

___________________________________________________________________


2. PROPOSAL #2: PROPOSAL TO RATIFY THE SELECTION OF J. H. WILLIAMS & CO., LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2000.

[  ] FOR                [  ] AGAINST                 [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                               Dated: ____________________ , 2000

                               __________________________________

                               __________________________________

                               __________________________________
                               Signature(s)                (Seal)

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.